Exhibit 10.5
Execution Copy
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (this “Agreement”) is made as of May 31, 2005, by and among SDS CAPITAL GROUP SPC, LTD. ( “Secured Party”), REMOTE DYNAMICS, INC., a Delaware corporation (together with its successors and permitted assigns, “Borrower”), HIGHWAYMASTER OF CANADA LLC, a Delaware limited liability company (“Highway”), and RD TECHNOLOGIES, INC., a Delaware corporation (“RD,” and, together with Highway and their respective successors and permitted assigns, collectively and jointly and severally, the “Subsidiaries”, and together with the Borrower, collectively and jointly and severally, the “Grantors”).
Background
     A. Borrower and Secured Party entered into that certain Securities Purchase Agreement (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Purchase Agreement”) pursuant to which Borrower issued its 8% Convertible Secured Note in the original principal amount of $1,750,000 to Secured Party (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Note”).
     B. In order to induce Secured Party to extend the loans evidenced by the Note, each Grantor has agreed to execute and deliver to Secured Party this Agreement and to grant Secured Party a perfected first priority security interest in certain property of such Grantor to secure the prompt payment, performance and discharge in full of all of Borrower’s obligations under the Note.
     Accordingly, each Grantor, intending to be legally bound, hereby agrees with Secured Party as follows:
     1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement. The following terms, as used herein, shall have the following meanings:
          “Account” shall be used herein as defined in the Uniform Commercial Code.
          “Additional Grantor” shall have the meaning ascribed to such term in Section 4(q).
          “Chattel Paper” shall be used herein as defined in the Uniform Commercial Code.
          “Collateral” shall have the meaning ascribed to such term in Section 2.
          “Commercial Tort Claims” shall be used herein as defined in the Uniform Commercial Code and shall include those claims listed (including plaintiff, defendant and a description of the claim) on Schedule 5 attached hereto.
          “Deposit Account” shall be used herein as defined in the Uniform Commercial Code.

          “Document” shall be used herein as defined in the Uniform Commercial Code.
          “Equipment” shall be used herein as defined in the Uniform Commercial Code.
          “Event of Default” shall be used herein as defined in the Note, but in any event shall include, but not be limited to, the following:
               (a) any payment default under, or any occurrence of an Event of Default as defined in the Note, the other Transaction Documents or any agreement, document or instrument incidental to or executed pursuant to any of the foregoing, or as an amendment or modification to, or in substitution for, any of the foregoing;
               (b) if any representation or warranty made by any Grantor in this Agreement or any document, certificate or statement furnished pursuant to this Agreement or in connection herewith or therewith, shall be false or misleading in any material respect; or
               (c) an occurrence of a default in the due performance or observance of any term, covenant or agreement required to be performed or observed pursuant hereto.
          “Fixtures” shall be used herein as defined in the Uniform Commercial Code.
          “General Intangibles” shall be used herein as defined in the Uniform Commercial Code.
          “Goods” shall be used herein as defined in the Uniform Commercial Code.
          “Instruments” shall be used herein as defined in the Uniform Commercial Code.
          “Inventory” shall be used herein as defined in the Uniform Commercial Code.
          “Investment Property” shall be used herein as defined in the Uniform Commercial Code.
          “Letter-of-Credit Right” shall be used herein as defined in the Uniform Commercial Code.
          “Organizational Documents” mean, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

          “Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.
          “Proceeds” shall be used herein as defined in the Uniform Commercial Code.
          “Secured Obligations” means all of the Grantors’ obligations under this Agreement and the Note, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Secured Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Grantors from time to time under or in connection with this Agreement or the Note; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.
          “Supporting Obligations” shall be used herein as defined in the Uniform Commercial Code.
          “Uniform Commercial Code” shall mean the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the State of Delaware or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of Delaware, has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the Uniform Commercial Code that broaden the definitions, they are incorporated herein and if existing definitions in the Uniform Commercial Code are broader than the amended definitions, the existing ones shall be controlling.
     2. GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, each Grantor hereby pledges, hypothecates, delivers and assigns to Secured Party, and creates in favor of Secured Party, a security interest in and to, all of such Grantor’s right, title and interest in and to all the following property, in all its forms, in each case whether now or hereafter existing, whether now owned or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the “Collateral”):
          (a) All Goods, including, without limitation, all Equipment, Inventory and Fixtures;
          (b) All Accounts;

          (c) All General Intangibles, including, without limitation, the patents and patent applications, the trademarks and trademark applications,the registered copyrights, the domain names, and the licenses for the use of any patents, trademarks, copyrights and domain names listed on Section 3(l) of the Disclosure Schedule to the Purchase Agreement;
          (d) All Documents, Letter-of-Credit Rights, and Chattel Paper;
          (e) All Deposit Accounts and all cash (whether or not deposited in such Deposit Accounts);
          (f) All Instruments;
          (g) All Investment Property;
          (g) All Commercial Tort Claims;
          (h) All Supporting Obligations; and
          (i) All Proceeds of any and all of the foregoing.
Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable Law or the assignment of which is otherwise prohibited by applicable Law (in each case to the extent that such applicable Law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the Uniform Commercial Code or other similar applicable Law); provided, however, that to the extent permitted by applicable Law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable Law, this Agreement shall create a valid security interest in the Proceeds of such asset.
     3. REPRESENTATIONS AND WARRANTIES OF GRANTOR. Each Grantor represents and warrants to the Secured Party as follows. The following representations and warranties shall survive execution of this Agreement and shall not be affected or waived by any examination or inspection made by Secured Party:
          (a) Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of any Grantor with respect to the Collateral is true and correct in all material respects.
          (b) Enforceability. This Agreement and the other Transaction Documents constitute legal, valid and binding obligations of each Grantor, enforceable against it in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Except for tax liens for taxes not yet due and payable, each Grantor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No Grantor has executed any other security agreement currently affecting the Collateral, and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.
          (d) Security Interest. Each Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding first priority security interest in favor of Secured Party in the Collateral securing the Secured Obligations. Upon the filing of the Uniform Commercial Code financing statements in the office of the Secretary of State of the State of Delaware and the recordation of this Agreement (or a short form hereof) at the U.S. Copyright Office, all security interests which may be perfected by filing shall have been duly perfected. Except for the filings and recordings referred to in the preceding sentence and the delivery of the certificates referred to in paragraph (i) below, no action is necessary to create, perfect or protect such security interest. Without limiting the generality of the foregoing, except for such filings and recordings, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with any Governmental Authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the security interest in the Collateral or (iii) the enforcement of Secured Party’s rights hereunder.
          (e) Status. Each Grantor is duly organized and validly existing as the type of entity and in the state of formation set forth in the preamble hereto.
          (f) Authority to Execute Agreement. Each Grantor has the corporate or other power to execute, deliver and perform its obligations under this Agreement and each Transaction Document to which it is, or is to be, a party and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each Transaction Document to which it is, or is to be, a party. This Agreement has been duly executed by each Grantor.
          (g) Certificates. All certificates representing securities that are included in the Collateral, together with all necessary endorsements, have been delivered to the Secured Party.
          (h) Names Used by Grantor. The actual name of each Grantor is the name set forth in the preamble above.
          (i) Absence of Conflicts with Other Agreements, Etc. Neither the pledge of the Collateral hereunder nor any of the provisions hereof (including, without limitation, the remedies provided hereunder) violates any of the provisions of any Organizational Documents of any Grantor, or any other agreement to which Grantor or any of its property is a party or is subject, or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the same.

          (j) Intellectual Property. All material patents and trademarks of each Grantor have been duly recorded at the U.S. Patent and Trademark Office and all material copyrights of each Grantor have been duly recorded at the U.S. Copyright Office.
     4. COVENANTS OF GRANTOR. Each Grantor covenants that:
          (a) Ownership and Liens. Each Grantor will maintain good and marketable title to all Collateral free and clear of all liens (except for tax liens for taxes not yet due), security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Transaction Documents.
          (b) Inspection of Collateral. Each Grantor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time upon reasonable advance notice during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.
          (c) Payment of Taxes. Each Grantor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, and (ii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Each Grantor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided such Grantor has set aside on such Grantor’s books adequate reserves therefor.
          (d) Accounts and General Intangibles. Each Grantor will collect, at such Grantor’s own expense, all amounts due or to become due under each of its accounts and general intangibles. In connection with such collections, each Grantor may take such action not otherwise forbidden hereby as such Grantor may deem necessary or advisable to enforce collection or performance of each of its accounts and general intangibles.
          (e) Chattel Paper, Documents and Instruments. Each Grantor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable.
          (f) Transfer or Encumbrance. No Grantor will, unless otherwise done in the ordinary course of business, sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral. For purposes of this provision, “dispose of any Collateral” shall include, without limitation, the creation of a security interest or other encumbrance (whether voluntary or involuntary) on such Collateral.
          (g) Impairment of Security Interest. No Grantor will take or fail to take any action which would in any manner materially impair the value or enforceability of Secured Party’s security interest in any Collateral.

          (h) Possession of Collateral. No Grantor will cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will any Grantor cause or permit the removal of any Collateral from 1155 Kas Drive, Suite 100, Richardson, Texas 75081 other than (i) as permitted by paragraph (f) above or (ii) in connection with the possession of any Collateral by Secured Party or by its bailee.
          (i) Filing of Financing Statements and Preservation of Interests. Immediately upon execution hereof, each Grantor shall cause to be duly filed in the office of the Secretary of State of the State of Delaware Uniform Commercial Code financing statements and all filings with the U.S. Copyright Office and the U.S. Patent and Trademark Office, in each case in form and substance satisfactory to Secured Party. Without limiting the obligation of the Grantors set forth in the preceding sentence, each Grantor hereby authorizes Secured Party, and appoints Secured Party as its attorney-in-fact, to file in such office or offices as Secured Party deems necessary or desirable such financing and continuation statements and amendments and supplements thereto (including, without limitation, an “all assets” filing), and such other documents as Secured Party may require to perfect, preserve and protect the security interests granted herein and ratifies all such actions taken by Secured Party.
          (j) Notice of Changes in Representations. Each Grantor shall notify Secured Party in advance of any event or condition which could cause any representations set forth in Section 3 above applicable to such Grantor to fail to be true, correct and complete. Without limiting the generality of the foregoing:
               (i) without providing at least five (5) days prior written notice to Secured Party, no Grantor will change its name in any respect, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number (if it has one);
               (ii) if any Grantor does not have an organizational identification number and obtains one after the date of this Agreement, such Grantor will forthwith notify Secured Party in writing of such organizational identification number; and
               (iii) no Grantor will change its type of organization, jurisdiction of organization or other legal structure without providing at least five (5) days prior written notice to Secured Party.
          (k) Insurance. Each Grantor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Grantor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to Secured Party that (a) Secured Party will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify Secured Party and such cancellation or change shall not be effective as to Secured Party for at least thirty (30) days after receipt by Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the applicable Grantor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Grantor, provided, however, that payments received by such Grantor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to Secured Party and, if received by Grantor, shall be held in trust for and immediately paid over to Secured Party unless otherwise directed in writing by Secured Party. Copies of such policies or the related certificates, in each case, naming Secured Party as lender loss payee and additional insured shall be delivered to Secured Party at least annually and at the time any new policy of insurance is issued.
          (l) Additional Grantor. Each Grantor shall cause each Subsidiary of such Grantor including any Person that shall at any time become a Subsidiary of such Grantor to immediately become a party hereto (an “Additional Grantor”) or to a similar security agreement, as appropriate, by executing and delivering an Additional Grantor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Grantors or by signing a similar security agreement. If the Additional Grantor becomes a party hereto, concurrent therewith, the Additional Grantor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Grantor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates incumbency certificates, organizational documents, financing statements and other information and documentation as Secured Party may reasonably request. Upon delivery of the foregoing to Secured Party, the Additional Grantor shall be and become a party to this Agreement with the same rights and obligations as the Grantors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Grantor Joinder and thereafter at any time that such representations and covenants must be restated pursuant to the terms of the Transaction Documents, and all references herein to the “Grantors” shall be deemed to include each Additional Grantor.
          (m) Intellectual Property. Without limiting the generality of the other obligations of the Grantors hereunder, each Grantor shall promptly (i) cause the security interest contemplated hereby with respect to all other Intangibles registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (ii) give Secured Party notice whenever it acquires (whether absolutely or by license) or creates any additional material Intangibles.
          (n) Power of Attorney. Each Grantor has duly executed and delivered to Secured Party a power of attorney (a “Power of Attorney”) in substantially the form attached hereto as Annex B. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until full and indefeasible payment of the Secured Obligations. The powers conferred on Secured Party under the Power of Attorney are solely to protect Secured Party’s interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party agrees that (i) except for the powers granted in clause (i) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (ii) Secured Party shall account for any moneys received by Secured Party in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Secured Party shall not have any duty as to any Collateral, and Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NEITHER SECURED PARTY NOR ITS AFFILIATES, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
          (o) Further Assurances. Each Grantor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.
     5. REMEDIES UPON DEFAULT.
          (a) Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise, in addition to any other rights and remedies provided herein, under other contracts and under law, all the rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, (i) at the request of Secured Party, each Grantor shall, at its cost and expense, assemble the Collateral owned or used by it as directed by Secured Party; (ii) Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under Instruments or Accounts to make payments directly to Secured Party and to enforce each Grantor’ rights against account debtors and obligors; (iii) Secured Party may (but is not obligated to), without notice except as provided below, sell the Collateral at public or private sale, on such terms as Secured Party deems to be commercially reasonable; (iv) Secured Party may (but is not obligated to) direct any financial intermediary or any other Person holding Investment Property to transfer the same to Secured Party or its designee; and (v) Secured Party may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Grantor at the U.S. Patent and Trademark Office and/or Copyright Office into the name of

Secured Party or any designee or any purchaser of any Collateral. Each Grantor agrees that ten (10) days notice of any sale referred to in clause (iii) above shall constitute sufficient notice. Secured Party may purchase Collateral at any such sale. The Grantors shall be liable to Secured Party for any deficiency amount.
          (b) Secured Party may comply with any applicable Law in connection with a disposition of Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If Secured Party sells any of the Collateral on credit, the Borrower will only be credited with payments actually made by the purchaser. Any Secured Party may purchase Collateral at any such sale. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.
          (c) For the purpose of enabling Secured Party to further exercise rights and remedies under this Section 5 or elsewhere provided by agreement or applicable Law, each Grantor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.
          (d) The parties understand and agree that the security interest granted to Secured Party with respect to the Intellectual Property, together with the other Collateral, will and is intended to permit Secured Party and its successors and assigns, during the continuance of an Event of Default as provided herein, to take title to and make use of all rights to the Intellectual Property in conjunction with the other Collateral, all of which will permit Secured Party to manufacture and sell the products and/or provide the services with which the Collateral is associated and maintain substantially the same product specifications and quality and/or quality of services as maintained by Grantor.
          (e) During the continuance of an Event of Default, Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own or in any Grantor’s name to enforce and protect rights to the Intellectual Property in which event such Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Secured Party for all reasonable costs and expenses incurred by Secured Party in the exercise of its rights under this subsection.
     6. OBLIGATIONS ABSOLUTE.
          (a) Change of Circumstance. THE RIGHTS OF THE AGENT HEREUNDER AND THE OBLIGATIONS OF THE GRANTORS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, SHALL NOT BE SUBJECT TO ANY

COUNTERCLAIM, SETOFF, RECOUPMENT OR DEFENSE BASED UPON ANY CLAIM THAT ANY GRANTOR OR ANY OTHER PERSON MAY HAVE AGAINST ANY SECURED PARTY AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FULL AND INDEFEASIBLE SATISFACTION OF THE SECURED OBLIGATIONS.
          (b) No Duty To Marshal Assets. Secured Party shall have no obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.
          (c) Waiver of Right of Subrogation, Etc. Each Grantor hereby waives any and all rights of subrogation, reimbursement, or indemnity whatsoever in respect of such Grantor arising out of remedies exercised by Secured Party hereunder until full and indefeasible payment of the Secured Obligations.
          (d) Other Waivers. Each Grantor hereby waives promptness, diligence and notice of acceptance of this Agreement. In connection with any sale or other disposition of Collateral, to the extent permitted by applicable Law, each Grantor waives any right of redemption or equity of redemption in the Collateral. Each Grantor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of protest, dishonor and notice of dishonor or notice of default or any other similar notice with respect to any of the Secured Obligations, and all other similar notices to which such Grantor might otherwise be entitled, except as otherwise expressly provided in the Transaction Documents. Secured Party is under no obligation to pursue any rights against third parties with respect to the Secured Obligations and each Grantor hereby waives any right it may have to require otherwise. Each Grantor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement; and each Grantor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement delegated to Secured Party, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.
          (e) Each Grantor further waives to the fullest extent permitted by law any right it may have under the constitution of the State of Delaware (or under the constitution of any other state in which any of the Collateral or Grantor may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.
          (f) EACH GRANTOR’S WAIVERS UNDER THIS SECTION 6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH GRANTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

     7. NO IMPLIED WAIVERS. No failure or delay on the part of Secured Party in exercising any right, power or privilege under this Agreement or the other Transaction Documents and no course of dealing between Grantor, on the one hand, and Secured Party, on the other hand, shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement or the other Transaction Documents precludes any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Transaction Documents are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of Secured Party to take any other or further action in any circumstances without notice or demand. Any waiver that is given shall be effective only if in writing and only for the limited purposes expressly stated in the applicable waiver.
     8. STANDARD OF CARE.
          (a) In General. No act or omission of Secured Party (or agent or employee of any thereof) shall give rise to any defense, counterclaim or offset in favor of any Grantor or any claim or action against Secured Party (or agent or employee thereof), in the absence of gross negligence or willful misconduct of Secured Party (or agent or employee thereof) as determined in a final, nonappealable judgment of a court of competent jurisdiction. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords to other Collateral it holds, it being understood that it has no duty to take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or to preserve any rights of any parties and shall only be liable for losses which are a result of it gross negligence or willful misconduct as determined in a final, nonappealable judgment of a court of competent jurisdiction.
          (b) No Duty to Preserve Rights. Without limiting the generality of the foregoing, Secured Party has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral.
          (c) No Duty to Prepare for Sale. Without limiting the generality of the foregoing, Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale.
          (d) Duties Relative to Contracts. Without limiting the generality of the foregoing, each Grantor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Grantor thereunder. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.
          (e) Reliance on Advice of Counsel. In taking any action under this Agreement or any other Transaction Document, Secured Party shall be entitled to rely upon the advice of counsel of Secured Party’s choice and shall be fully protected in acting on such advice whether or not the advice rendered is ultimately determined to have been accurate.
     9. MISCELLANEOUS.
          (a) Assignment. Secured Party may assign or transfer this Agreement and any or all rights or obligations hereunder without the consent of any Grantor and without prior notice to any party to which Secured Party may transfer the Note or any portion thereof. No Grantor shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of Secured Party. Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by operation of law or in contravention of the terms of this Agreement or otherwise then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of Grantor shall bind the successors and assigns of Grantor, together with the preexisting Grantor, whether or not such new or additional Persons execute a joinder hereto or assumption hereof. The rights and privileges of Secured Party under this Agreement shall inure to the benefit of its successors and assigns.
          (b) Joint and Several Liability. Each Grantor and any additional Grantor shall jointly and severally be liable for the obligations of the Grantors to Secured Party hereunder.
          (c) Notices. Any notice contemplated herein or required or permitted to be given hereunder shall be made in the manner set forth in the Purchase Agreement and delivered, in the case of Borrower and Secured Party, at the addresses set forth on the signature pages to the Purchase Agreement, and, in the case of the Subsidiary Guarantors, at the addresses set forth on the signature pages to the Guaranty, or to such other address as any party hereto may have last specified by written notice to the other party or parties.
          (d) Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.
          (e) Costs and Expenses. Without limiting any other cost reimbursement provisions in the Transaction Documents, upon demand, each Grantor shall pay to Secured Party the amount of any and all reasonable expenses incurred by Secured Party hereunder or in connection herewith, including, without limitation those that may be incurred in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.
          (f) Indemnification by Grantor. Each Grantor shall indemnify, reimburse and hold harmless Secured Party and its affiliates, and all of their partners, members, shareholders, officers, directors, employees, agents and advisors and any successors, assigns and participants thereof (each, an “Indemnitee”), from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in any other Transaction Document.
          (g) Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Transaction Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
          (h) Amendments and Waivers. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor and Secured Party.
          (i) Headings. Headings to this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
     10. SPECIFIC PERFORMANCE. Each Grantor hereby authorizes Secured Party to demand specific performance of this Agreement at any time when any Grantor shall have failed to comply with any provision hereof, and each Grantor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor.
     11. TERMINATION. At such time as the principal amount of the Note and all accrued interest thereon have been indefeasibly paid and performed in full, then the security provided for herein shall terminate, provided, however, that all indemnities of the Borrower and each other Grantor contained in this Agreement or any other Transaction Document shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.
     12. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.
          (b) Jurisdiction. Each Grantor irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Each Grantor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. Each Grantor further agrees that service of process upon such Grantor mailed by first class mail shall be deemed in every respect effective service of process upon such Grantor in any such suit or proceeding. Nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law. The Grantors and Secured Party agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.
          (c) Waiver of Venue. Each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Transaction Document in any court referred to in paragraph (b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor irrevocably waives, to the fullest extent permitted by applicable law, any right to bring any action or proceeding against Secured Party in any court outside the county of New Castle, Delaware.
          (d) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the name and on behalf of the parties hereto as of the date first above written.

GRANTORS

REMOTE DYNAMICS, INC.

By:	/s/ W. Michael Smith

Name: W. Michael Smith
Title: Chief Operating Officer

HIGHWAYMASTER OF CANADA LLC

By: Remote Dynamics, Inc., as Sole
Managing Director

By:	/s/ W. Michael Smith

Name: W. Michael Smith
Title: Chief Operating Officer

RD TECHNOLOGIES, INC.,

By:	/s/ W. Michael Smith

Name: W. Michael Smith
Title: Chief Operating Officer

SECURED PARTY

SDS CAPITAL PARTNERS SPC, LTD.

By:	/s/ Kevin Johnson

Name: Kevin Johnson
Title: Managing Director
[Signature Page to Security Agreement]

Annex A
FORM OF ADDITIONAL GRANTOR JOINDER
Security Agreement dated as of June ____ 2005 made by
Remote Dynamics, Inc.
and its subsidiaries party thereto from time to time, as Grantors to and in favor of
SDS Capital Partners SPC, Ltd., as Secured Party (the “Security Agreement”)
     Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.
     The undersigned hereby agrees that upon delivery of this Additional Grantor Joinder to Secured Party referred to above or its successor, the undersigned shall (a) be an Additional Grantor under the Security Agreement, (b) have all the rights and obligations of Grantor under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth in Section 3 therein as of the date of execution and delivery of this Additional Grantor Joinder and at any future dates that such representations must be restated pursuant to the terms of the Transaction Documents. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE AGENT, FOR THE BENEFIT OF THE SECURED PARTY, A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.
     Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.
     The undersigned hereby acknowledges receipt from Grantor of a correct and complete copy of the Purchase Agreement and Note and consents to all of the provisions of the Purchase Agreement and Note as in effect on the date hereof and agrees that its consent is not required for any amendments, modifications, restatements or waivers of it or any of the provisions thereof.
     An executed copy of this Joinder shall be delivered to Secured Party, and Secured Party and Secured Party may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified, amended or terminated without the prior written consent of Secured Party.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

[Name of Additional Grantor]

By:

Name:
Title:

Address:
Dated:

Annex B
FORM OF POWER OF ATTORNEY
     This Power of Attorney is executed and delivered by                     , a                     , (“Grantor”), to                      as Secured Party (“Attorney”). This Power of Attorney is delivered in connection with and pursuant to a certain Note dated [as of even date herewith] (as the same may be amended, modified, restated and/or supplemented from time to time, the “Note”) and that certain Security Agreement delivered in connection therewith (the “Security Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement. No person or entity to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’ s written consent.
     Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Note, the Security Agreement and any and all agreements, documents and instruments executed, delivered or filed in connection therewith from time to time (collectively, the “Transaction Documents”) and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following:
          (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor;
          (b) receive, endorse Grantor’s name on, and collect, any checks, notes, acceptances, money orders, drafts and any other forms of payment or security payable to Grantor, and hold all amounts or proceeds so received or collected as cash collateral in a restricted account for the benefit of Secured Party, or apply such amounts or proceeds to the Secured Obligations in accordance with the terms of the Note;
          (c) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies;
          (d) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
          (e) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
          (f) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property;
          (g) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, the following reports: (i) a reconciliation of all accounts, (ii) an aging of all accounts, (iii) trial balances, (iv) test verifications of such accounts as Attorney may request, and (v) the results of each physical verification of inventory;
          (h) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of Grantor in and under the contracts and other matters relating thereto;
          (i) to the extent that Grantor’s authorization given in the Security Agreement is not sufficient, to file such financing statements with respect to the Security Agreement as Attorney may deem appropriate and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require Grantor’s signature;
          (j) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and
          (k) execute, deliver and/or record, as applicable, in connection with any sale or other remedy provided for in any Transaction Document, any endorsements, assignments or other applications for or instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor’s property or assets and Attorney’s liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that Attorney shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, Attorney is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the U.S. Patent and Trademark Office and the U.S. Copyright Office.

     IN WITNESS WHEREOF, this Power of Attorney is duly executed on behalf of Grantor this ___ day of                     , 20___.

[ ]

By:

Name:

Title:

NOTARY PUBLIC CERTIFICATE
     On this ___ day of ___, 20___, [officer’s name] who is personally known to me appeared before me in his/her capacity as the [title] of [name of Grantor] (“Grantor”) and executed on behalf of Grantor the Power of Attorney in favor of ___, as Secured Party, to which this Certificate is attached.

Notary Public